UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

Date of Report (Date of earliest event reported): January 18, 2005

HARTVILLE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-82786	94-3360099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1597 North Main Street, North Canton, Ohio	44720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 305-1352

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Effective on January 18, 2005, the Registrant declined to renew the engagement of Pollard-Kelley Auditing Services, Inc. as the independent accountant engaged to audit the financial statements of the Registrant and engaged BDO Seidman, LLP as its new independent registered public accounting firm for fiscal year ending December 31, 2004.

Pollard-Kelley Auditing Services, Inc. performed the audit of the Registrant’s financial statements for year ending December 31, 2003. During this period and the subsequent interim period prior to the Registrant declining to renew their engagement, there were no disagreements with Pollard-Kelley Auditing Services, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Pollard-Kelley Auditing Services, Inc.’s satisfaction would have caused Pollard-Kelley Auditing Services, Inc. to make reference to this subject matter of the disagreements in connection with Pollard-Kelley Auditing Services, Inc.’s report, nor were there any “reportable events” as such term is defined in Item 304(a)(3) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended.

The Registrant determined that, although the registrant was very satisfied with the quality of the audits prepared by Pollard-Kelley Auditing Services, Inc., a new independent certified public accountant would be in the best interests of the shareholders of the Registrant. The decision to not to renew the engagement with Pollard-Kelley Auditing Services, Inc. was approved by the Registrant’s Board of Directors and Audit Committee.

The audit reports of Pollard-Kelley Auditing Services, Inc. for the Registrant’s year ending on December 31, 2003 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than the uncertainty that the Registrant might not be able to operate as a going concern.

The Registrant has requested Pollard-Kelley Auditing Services, Inc. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective on January 18, 2005 the Registrant has engaged BDO Seidman, LLP (“BDO”), as the new principal accountant to audit its financial statements. The decision to engage BDO was approved by the Registrant’s Board of Directors and Audit Committee.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
16.1	Letter from Pollard-Kelley Auditing Services, Inc. to the Securities and Exchange Commission, dated January 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2005	Hartville Group, Inc.
(Registrant)

/s/ W. Russell Smith III
W. Russell Smith III, President

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Pollard-Kelley Auditing Services, Inc. to the Securities and Exchange Commission, dated January 24, 2005.